UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                      Entry into a Material Definitive Agreement

The information related to the Amendment (as defined below) set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 2.01                                      Completion of Acquisition or Disposition of Assets

As previously reported, on September 22, 2026, Willdan Group, Inc. (the “Company”), through its wholly owned subsidiary, Willdan Energy Solutions, Inc. (“Energy Solutions”), entered into that certain Membership Interest Purchase Agreement, among Mantis Intermediate Holdings, LLC (“Mantis”), Mantis NewCo, LLC (“Seller”), Willdan and Energy Solutions (the “Purchase Agreement”) to acquire one hundred percent of the issued and outstanding equity securities of Mantis (the “Transaction”).

On October 30, 2026, the Company completed the Transaction and, pursuant to the Purchase Agreement, Energy Solutions acquired all the equity interests of Mantis. Pursuant to the Purchase Agreement, Energy Solutions paid approximately $285,000,000, subject to certain customary post-closing adjustments. The Company paid the purchase price for the Transaction using a combination of $35.0 million of borrowings under its existing Revolving Credit Facility and $250.0 million of borrowings under its Credit Agreement, as described below.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 on the Current Report on Form 8-K filed by the Company on September 23, 2026 and is incorporated herein by reference. Certain schedules and exhibits to the Purchase Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibits to the Securities and Exchange Commission upon request.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 30, 2026, the Company entered into an Increase Request and Second Amendment to Amended and Restated Credit Agreement (the “Amendment”) among the Company, certain subsidiaries of the Company party thereto, the Lenders (as defined below) party thereto, and BMO Harris Bank, N.A., as administrative agent (in such capacity, the “Agent”), which amends the Company’s existing Amended and Restated Credit Agreement, dated as of May 5, 2025 (as amended, supplemented, or otherwise modified prior to the date of the Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”), among the Company, the subsidiaries of the Company from time to time party thereto, the financial institutions from time to time party thereto as lenders (the “Lenders”), and the Agent. The Existing Credit Agreement provided for up to a $50.0 million term loan facility (the “Existing Term Loan Facility”), up to a $50.0 million delayed draw term loan facility (the “Existing Delayed Draw Term Loan Facility”) and a $100.0 million revolving credit facility (the “Existing Revolving Credit Facility”; together with the Existing Term Loan Facility and the Existing Delayed Draw Term Loan Facility, collectively, the “Existing Credit Facilities”), each maturing on May 5, 2030. The Amendment amended the Existing Credit Agreement to, among other things, add an additional up to $250.0 million term loan facility (the “New Term Loan Facility”) to be used to finance the Transaction and to pay certain related fees and expenses, including, without limitation, to repay certain existing indebtedness of Mantis. The New Term Loan Facility matures on May 5, 2030 and bears interest at rates, and is subject to customary covenants, identical to those applicable to the Existing Credit Facilities, as described in the Credit Agreement. Except as expressly amended by the Amendment, the Existing Credit Agreement remains in effect in accordance with its existing terms.

On October 30, 2026, in connection with the closing of the Transaction, the Company borrowed $250.0 million under the New Term Loan Facility. The proceeds of such borrowings were used to pay part of the consideration owed in connection with the Transaction along with related fees and expenses, including, without limitation, to repay certain existing indebtedness of Mantis.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 on this Current Report on Form 8-K and incorporated herein by reference. Certain schedules and exhibits to the Amendment were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibits to the Securities and Exchange Commission upon request.

Item 7.01.                                        Regulation FD Disclosure

On October 30, 2026, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. The required financial information will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information. The required pro forma financial information will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01 of Form 8-K.

(d) Exhibits.

Exhibit No.	Document

2.1*

Membership Interest Purchase Agreement, dated as of September 22, 2026, by and among Mantis NewCo, LLC, Willdan Energy Solutions, Inc. and Willdan Group, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2026).

10.1

Increase Request and Second Amendment to Amended and Restated Credit Agreement, dated October 30, 2026, among Willdan Group, Inc., its subsidiaries from time to time party thereto, the financial institutions from time to time party thereto as lenders, and BMO Bank N.A., as administrative agent.

99.1	Press Release of Willdan Group, Inc., dated October 30, 2026, regarding the consummation of the acquisition of Mantis Intermediate Holdings, LLC.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

* Schedules and exhibits to this document are not being filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Willdan agrees to furnish a copy of any such schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: November 5, 2026	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Financial Officer and Executive Vice President (Principal Financial Officer)

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